NATIONWIDE MUTUAL FUNDS
Nationwide Bailard International Equities Fund

Supplement dated June 30, 2026
to the Summary Prospectus dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Daniel McKellar, CFA	Senior Vice President, Director, International Equity Research	Since 2015
Irene Liando, CFA	Vice President, International Equities	Since 2026

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